UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Velocity Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VELOCITY FINANCIAL, INC. 2025 Annual Meeting Vote by May 22, 2025 11:59 PM ET VELOCITY FINANCIAL, INC. 2945 TOWNSGATE ROAD, SUITE 110 WESTLAKE VILLAGE, CA 91361 V68562-P31353 You invested in VELOCITY FINANCIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 23, 2025 1:00 PM (Pacific Time) vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VEL2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Dorika M. Beckett For 1b. Michael W. Chiao For 1c. Christopher D. Farrar For 1d. Alan H. Mantel For 1e. John P. Pitstick For 1f. John A. Pless For 1g. Joy L. Schaefer For 1h. Omar M. Maasarani For 2. Approve 2024 executive compensation on an advisory basis. For 3. Ratify RSM US LLP as independent auditor for 2025. For 4. Approve the Increase to the Share Reserve Under our 2020 Omnibus Incentive Plan. For Note: Consider other matters that properly come before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V68563-P31353